SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2002

HEALTHAXIS INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-13591	23-2214195

(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

5215 N. O’Connor Blvd., 800 Central Tower, Irving, Texas 75039
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 443-5000

Item 5. Other Events.
SIGNATURE

Item 5. Other Events.

In connection with Healthaxis Inc.’s November 2002 cost reduction initiative, John D. Smith, the Company’s Executive Vice President of Revenues, is leaving the Company to pursue other opportunities.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2002	HEALTHAXIS INC.

	By:	/s/ John M. Carradine

John M. Carradine Chief Financial Officer

3